UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of Registrant as specified in its Charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

Acceleration of Stock Appreciation Rights and Grant of Options

On March 24, 2011, the Compensation Committee of Northeast Bancorp (“Northeast”) voted to accelerate the exercisability of the 40,502 stock appreciation rights originally granted to Matthew Botein, a director of Northeast, on December 29, 2010, that were subject to certain time-based restrictions on exercisability (the “Time-Based Stock Appreciation Rights”). The Time-Based Stock Appreciation Rights became immediately exercisable and were exercised by Mr. Botein on March 24, 2011. In addition, on March 24, 2011, Northeast entered into an Amended and Restated Performance-Based Stock Appreciation Rights Agreement with Mr. Botein (the “Amended Agreement”) with respect to the 40,503 stock appreciation rights originally granted to Mr. Botein on December 29, 2010, that are subject to certain performance-based restrictions on exercisability, which per the Amended Agreement will become automatically exercisable (and shall be exercised) for $0.59 per share (the difference between $14.52 and $13.93) in the event that relevant performance thresholds are satisfied. A copy of the Amended Agreement is attached hereto as Exhibit 10.1, the terms of which are incorporated herein by reference.

In connection with the exercise of the 40,502 Time-Based Stock Appreciation Rights and execution of the Amended Agreement, on March 24, 2011, Northeast granted Mr. Botein an option to purchase 81,005 shares of Northeast’s non-voting common stock with an exercise price of $14.52 per share. 40,502 of the options granted to Mr. Botein (the “Time-Based Option Award”) will become exercisable in five equal annual installments commencing on December 29, 2010, and 40,503 of the options (the “Performance-Based Option Award”) will become exercisable upon the satisfaction of certain performance conditions.

The Time-Based Option Award and the Performance-Based Option Award are evidenced by agreements, copies of which are attached hereto as Exhibit 10.2 and 10.3, respectively, the terms of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.1	Amended and Restated Performance-Based Stock Appreciation Rights Agreement, dated March 24, 2011, by and between Northeast and Matthew Botein*

10.2	Non-Qualified Time-Based Stock Option Agreement, dated March 24, 2011, by and between Northeast and Matthew Botein*

10.3	Non-Qualified Performance-Based Stock Option Agreement, dated March 24, 2011, by and between Northeast and Matthew Botein*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Richard Wayne
Name:	Richard Wayne
Title:	Chief Executive Officer

Date: March 30, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Performance-Based Stock Appreciation Rights Agreement, dated March 24, 2011, by and between Northeast and Matthew Botein*

10.2	Non-Qualified Time-Based Stock Option Agreement, dated March 24, 2011, by and between Northeast and Matthew Botein*

10.3	Non-Qualified Performance-Based Stock Option Agreement, dated March 24, 2011, by and between Northeast and Matthew Botein*

*	Filed herewith

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